Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
Note 9. Income Taxes
For U.S. federal and state tax reporting purposes, the Company is a member of Scilex’s consolidated reporting group. The basis of presentation for these financial statements is on a separate standalone basis as if the Company were not a member of a consolidated group and was operating as an independent entity. Settlements of tax balances that differ from the separate entity computations are treated as either increases or decreases in equity. There were no settlements of tax balances between the entity and the Scilex during the periods presented. Total loss before income taxes for the years ended December 31, 2025 and 2024 did not include a foreign component. There was no income tax expense for the years ended December 31, 2025 and 2024.
The reconciliation between U.S. federal income taxes at the statutory rate and the Company’s provision for income taxes are as follows:

December 31, 2025
U.S. federal taxes at statutory rate	21.0%
State tax, net of federal tax benefit	1.0
Nontaxable and nondeductible items:
Business Combination expenses	(6.9)
Other	(0.1)
Change in valuation allowance	(15.0)

Effective income tax rate	—%

December 31, 2024
U.S. federal taxes at statutory rate	21.0%
Equity compensation	(3.0)
Change in valuation allowance	(18.0)

Effective income tax rate	—%

The Company files its tax returns on a consolidated or combined basis with Scilex. For purposes of its financial statements, the Company has calculated its income tax amounts, including net operating losses and credit carryforwards, using a separate return methodology and has presented these amounts as if it were a separate taxpayer from Scilex in each jurisdiction for each period the Company has presented. The Company has not determined the amount of tax attributes, including net operating losses and tax credit carryovers, which it would retain if it were to deconsolidate for tax purposes from Scilex. An analysis will be performed at a future date, if necessary.
Deferred Tax Assets and Liabilities
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the Company’s net deferred tax assets and related valuation allowance are as follows (in thousands):

	December 31,
	2025	2024
Deferred tax assets:
Net operating loss carryforwards	$38,350	$14,517
General business and other credit carryforwards	1,319	1,319
Capitalized research expenditures	619	807
Stock-based compensation	492	—
Intangible assets	641	720

Total gross deferred tax assets	41,421	17,363
Valuation allowance	(41,421)	(17,363)

Total deferred tax assets	—	—
Deferred tax liabilities	—	—

Total net deferred tax assets	$—	$—

The Company has evaluated the available evidence supporting the realization of its gross deferred tax assets, including the amount and timing of future taxable income, and has determined that it is more likely than not that the deferred tax assets will not be realized. Due to such uncertainties surrounding the realization of the deferred tax assets, the Company maintains a full valuation allowance against its deferred tax assets as of December 31, 2025 and 2024. Realization of the deferred tax assets will be primarily dependent upon the Company’s ability to generate sufficient taxable income prior to the expiration of its net operating losses. The valuation allowance increased by $24.1 million during the year ended December 31, 2025, primarily due to an increase in the deferred tax asset on net operating losses. The valuation allowance increased by $0.8 million during the year ended December 31, 2024, primarily due to primarily due to an increase in the deferred tax asset on net operating losses
As of December 31, 2025, the Company had $166.2 million of U.S. federal net operating loss carryforwards, of which $10.2 million will begin to expire in 2033 for federal tax purposes and $156.0 million can be carried forward indefinitely. While these federal NOLs do not expire, the Tax Cuts & Jobs Act of 2017 limits the amount of federal net operating loss utilized each year after December 31, 2017, to 80% of taxable income. As of December 31, 2025, the Company had $58.0 million of state net operating loss carryforwards that will begin to expire in 2033.

As of December 31, 2025, the Company had federal research and development income tax credits of $1.2 million which will begin to expire in 2033. As of December 31, 2025, the Company had California research and development income tax credits of $0.6 million that have indefinite life and will not expire.
Internal Revenue Code Section 382 (“Section 382”) rules apply to limit a corporation’s ability to utilize existing net operating loss and tax credit carryforwards once the corporation experiences an ownership change as defined in Section 382. For the years ended December 31, 2025 and 2024, a formal Section 382 analysis and computation have not been performed. Additionally, since there is a taxable loss in both years, the absence of the Section 382 limitation analysis does not have an impact for the periods presented and there was no impact of such limitations on the Company’s income tax provisions.
The Company is subject to taxation in U.S. federal and state tax jurisdictions. All of the Company’s tax years will remain open for three years for examination by the federal and state tax authorities from the date of utilizations of net operating loss. There are no active tax compliance audits as of December 31, 2025.
Uncertain Income Tax Positions
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	December 31,
	2025	2024
Balance at the beginning of the year	$354	$354

Balance at the end of the year	$354	$354

As of December 31, 2025 and 2024, the Company had $0.4 million in total unrecognized tax benefits, which have been reflected as a reduction in deferred tax assets. If these were to be recognized, they would affect the effective tax rate, however given the full valuation allowance in the jurisdiction in which the unrecognized tax benefits relate to, the impact on the effective tax rate would be nil.
The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. No interest or penalties have been recognized as of and for the years ended December 31, 2025 and 2024.
The Company believes that no material amount of the liabilities for uncertain tax positions are expected to reverse within 12 months of December 31, 2025.